EXHIBIT A to
                                                   Common Stock Purchase Warrant
                                                   -----------------------------

                                    [FORM OF]

                           ELECTION TO PURCHASE SHARES

                         AND TRANSFER AGENT INSTRUCTIONS

                  The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, par value $.001 per share ("Common Stock"), of CAPITA RESEARCH GROUP, INC. (the "Company") and hereby makes payment of $________ in consideration therefor. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
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                                                  (NAME)
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                                       (ADDRESS, INCLUDING ZIP CODE)
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                               (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
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                                                  (NAME)
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                                       (ADDRESS, INCLUDING ZIP CODE)

                  If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                             (NAME OF HOLDER)
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                                       (ADDRESS, INCLUDING ZIP CODE)
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DELIVER TO:
           ---------------------------------------------------------------------
                                             (NAME OF HOLDER)
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                                       (ADDRESS, INCLUDING ZIP CODE)

Dated: _____________________


                                     [name]

         __________________, as transfer agent and registrar of the Common Stock, is hereby authorized and directed to issue the above number of shares of Common Stock in the name of the above referenced entity or person and to deliver the certificates representing such shares using an overnight delivery service.

                                                     CAPITA RESEARCH GROUP, INC.


                         By: ___________________________